[DESCRIPTION]  Multiple Shares NAV Worksheet

                                                                    EXHIBIT III

AMERICAN CAPITAL
REPORT # R707
NAV-P              MULTIPLE SHARES NAV WORKSHEET - PERIODIC DIVIDEND FUND
                         FOR THE PERIOD 10/12/93 THROUGH 10/13/93


REPORT IDENTIFIER     NAV-P

NAV WORKSHEET FOR TOTAL FUND
----------------------------
    NET ASSETS - PRIOR DAY
    CAPITAL STOCK ACTIVITY AS OF PRIOR DAY
    ADJUSTED NET ASSETS
    CLASS ALLOCATION ON ADJUSTED NET ASSETS

    NET INVESTMENT INCOME:
        GROSS INVESTMENT INCOME

        EXPENSES:
            DISTRIBUTION FEES
            SERVICE FEES
            OTHER EXPENSES
            NET ADJUSTMENT TO EXPENSES
            NET EXPENSES
        NET INVESTMENT INCOME
        UNDISTRIBUTED INCOME - PRIOR DAY
        INCOME AVAILABLE FOR DISTRIBUTION
        INCOME AVAILABLE PER SHARE

    DIVIDENDS DECLARED
    GAINS DISTRIBUTIONS DECLARED

    GAINS/LOSSES - ALLOCATED ON ADJUSTED NET ASSETS:
        NET REALIZED GAINS/LOSSES
        NET UNREALIZED GAINS/LOSSES

    INCREASE/DECREASE IN NET ASSETS

    NET ASSETS - CURRENT DAY

    CAPITAL SHARES OUTSTANDING CURRENT DAY

    FOR STATISTICAL USE ONLY
    ------------------------
    NAV PER SHARE:
        UNROUNDED
        ROUNDED

    PRIOR DAY NAV - ROUNDED
    CHANGE IN NAV (CENTS)

        NET ASSETS FOR TOTAL FUND PER NAV WORKSHEET
        NET ASSETS FOR TOTAL FUND PER R403
        DIFFERENCE

                                                                    EXHIBIT III

AMERICAN CAPITAL
REPORT # R707
NAV-P              MULTIPLE SHARES NAV WORKSHEET - PERIODIC DIVIDEND FUND
                         FOR THE PERIOD 10/12/93 THROUGH 10/13/93


NAV WORKSHEET FOR CLASS A SHARES
--------------------------------
    NET ASSETS - PRIOR DAY
    CAPITAL STOCK ACTIVITY AS OF PRIOR DAY
    ADJUSTED NET ASSETS
    CLASS ALLOCATION ON ADJUSTED NET ASSETS

    NET INVESTMENT INCOME:
        GROSS INVESTMENT INCOME

        EXPENSES:
            SERVICE FEES
            OTHER EXPENSES
            NET ADJUSTMENT TO CLASS A EXPENSES
            NET EXPENSES
        NET INVESTMENT INCOME
        UNDISTRIBUTED INCOME - PRIOR DAY
        INCOME AVAILABLE FOR DISTRIBUTION
        INCOME AVAILABLE PER SHARE

    DIVIDENDS DECLARED
    GAINS DISTRIBUTIONS DECLARED

    GAINS/LOSSES - ALLOCATED ON ADJUSTED NET ASSETS:
        NET REALIZED GAINS/LOSSES
        NET UNREALIZED GAINS/LOSSES

    INCREASE/DECREASE IN NET ASSETS

    NET ASSETS - CURRENT DAY

    CAPITAL SHARES OUTSTANDING CURRENT DAY

    NAV PER SHARE:
        UNROUNDED
        ROUNDED

    PRIOR DAY NAV - ROUNDED
    CHANGE IN NAV (CENTS)

    CLASS A FRONT-END LOAD FACTOR (1 - LOAD)
    MAXIMUM OFFERING PRICE (CLASS A)

        NET ASSETS FOR CLASS A PER NAV WORKSHEET
        NET ASSETS FOR CLASS A PER R403
        DIFFERENCE

                                                                    EXHIBIT III

AMERICAN CAPITAL
REPORT # R707
NAV-P              MULTIPLE SHARES NAV WORKSHEET - PERIODIC DIVIDEND FUND
                         FOR THE PERIOD 10/12/93 THROUGH 10/13/93


NAV WORKSHEET FOR CLASS B SHARES
--------------------------------
    NET ASSETS - PRIOR DAY
    CAPITAL STOCK ACTIVITY AS OF PRIOR DAY
    ADJUSTED NET ASSETS
    CLASS ALLOCATION ON ADJUSTED NET ASSETS

    NET INVESTMENT INCOME:
        GROSS INVESTMENT INCOME

        EXPENSES:
            DISTRIBUTION FEES
            SERVICE FEES
            OTHER EXPENSES
            NET EXPENSES
        NET INVESTMENT INCOME
        UNDISTRIBUTED INCOME - PRIOR DAY
        INCOME AVAILABLE FOR DISTRIBUTION
        INCOME AVAILABLE PER SHARE

    DIVIDENDS DECLARED
    GAINS DISTRIBUTIONS DECLARED

    GAINS/LOSSES - ALLOCATED ON ADJUSTED NET ASSETS:
        NET REALIZED GAINS/LOSSES
        NET UNREALIZED GAINS/LOSSES

    INCREASE/DECREASE IN NET ASSETS

    NET ASSETS - CURRENT DAY

    CAPITAL SHARES OUTSTANDING CURRENT DAY

    NAV PER SHARE:
        UNROUNDED
        ROUNDED

    PRIOR DAY NAV - ROUNDED
    CHANGE IN NAV (CENTS)

    CLASS B FRONT-END LOAD FACTOR (1 - LOAD)
    MAXIMUM OFFERING PRICE (CLASS B)

        NET ASSETS FOR CLASS B PER NAV WORKSHEET
        NET ASSETS FOR CLASS B PER R403
        DIFFERENCE

                                                                    EXHIBIT III

AMERICAN CAPITAL
REPORT # R707
NAV-P              MULTIPLE SHARES NAV WORKSHEET - PERIODIC DIVIDEND FUND
                         FOR THE PERIOD 10/12/93 THROUGH 10/13/93


NAV WORKSHEET FOR CLASS C SHARES
--------------------------------
    NET ASSETS - PRIOR DAY
    CAPITAL STOCK ACTIVITY AS OF PRIOR DAY
    ADJUSTED NET ASSETS
    CLASS ALLOCATION ON ADJUSTED NET ASSETS

    NET INVESTMENT INCOME:
        GROSS INVESTMENT INCOME

        EXPENSES:
            DISTRIBUTION FEES
            SERVICE FEES
            OTHER EXPENSES
            NET EXPENSES
        NET INVESTMENT INCOME
        UNDISTRIBUTED INCOME - PRIOR DAY
        INCOME AVAILABLE FOR DISTRIBUTION
        INCOME AVAILABLE PER SHARE

    DIVIDENDS DECLARED
    GAINS DISTRIBUTIONS DECLARED

    GAINS/LOSSES - ALLOCATED ON ADJUSTED NET ASSETS:
        NET REALIZED GAINS/LOSSES
        NET UNREALIZED GAINS/LOSSES

    INCREASE/DECREASE IN NET ASSETS

    NET ASSETS - CURRENT DAY

    CAPITAL SHARES OUTSTANDING CURRENT DAY

    NAV PER SHARE:
        UNROUNDED
        ROUNDED

    PRIOR DAY NAV - ROUNDED
    CHANGE IN NAV (CENTS)

    CLASS C FRONT-END LOAD FACTOR (1 - LOAD)
    MAXIMUM OFFERING PRICE (CLASS C)

        NET ASSETS FOR CLASS C PER NAV WORKSHEET
        NET ASSETS FOR CLASS C PER R403
        DIFFERENCE